Exhibit 99.2

Corporate Headquarters

Corporate Policy Statement CPS-730

Revision: 3

Effective:

Copyright 2007 Lockheed Martin Corporation

Current policies and procedures are on the Lockheed Martin Intranet

Compliance with the Foreign Corrupt Practices Act

Introduction/Responsibilities | Description of the FCPA | Operational Directions | Financial and Accounting Directions | Hospitality Guidelines | Form C-730-1, Internal Certification to the VP & Controller—Compliance with the FCPA | General Applicability Statement

1.0 Policy

1.1 Lockheed Martin Corporation will conduct every international business transaction with integrity, regardless of differing local manners and traditions, and will comply with the laws and regulations of the United States, particularly the provisions of the Foreign Corrupt Practices Act (FCPA); the laws and regulations of each foreign country in which the Corporation operates, except to the extent inconsistent with U.S. law; the Consent Decree dated April 13, 1976, between Lockheed Corporation and the Securities and Exchange Commission; the Consent Order dated June 23, 1978, between Lockheed Corporation and the Federal Trade Commission; Lockheed Martin policies and procedures; and the Lockheed Martin Code of Ethics and Business Conduct, Setting the Standard.

1.2 Any real or apparent inconsistency between U.S. and foreign law must be referred to the corporate VP & Associate General Counsel-International for resolution.

2.0 Applicability

2.1 This policy applies to all officers and employees of the Corporation and its wholly owned subsidiaries within and outside the U.S. and, by written agreement flowing down all appropriate provisions, to any representative, distributor, reseller, consultant, broker, or any other person or firm by whatever name known, of U.S. or any other nationality, who has or is likely to have contact with a foreign (non-U.S.) customer (including contact in the U.S.) and is retained to provide services directly related to obtaining, retaining, or facilitating business or business opportunities, in or with any foreign country or foreign firm (“consultant”), as defined in CPS-704, International Consultants.

2.2 The corporate VP & Associate General Counsel-International must ensure that entities controlled (but not wholly owned) by the Corporation (normally an ownership interest over 50%) adopt policies substantially similar to this policy, and that entities in which the Corporation has a substantial (but not controlling) ownership interest (i.e., 20%-50%), have adopted appropriate controls and are taking the steps necessary to effect compliance with the FCPA by all of their officers, employees, and consultants.

3.0 Introduction and Responsibilities

3.1 A brief description of the FCPA is in section 4.0. Operational directions designed to ensure that the Corporation and its personnel comply fully with both the spirit and the letter of the FCPA are in section 5.0. Instructions designed to ensure compliance with the financial and accounting provisions of the FCPA are in section 6.0. Form C-730-1 is an example of the Internal Certification to the VP & Controller—Compliance with the Foreign Corrupt Practices Act, which must be signed annually by the Responsible Officer (the individual in charge of the element). The Hospitality Guidelines in section 7.0 provide direction on furnishing hospitality to foreign officials.

3.2 It is the individual responsibility of each officer, employee, and consultant of the Corporation and its wholly owned subsidiaries, by action and supervision as well as continuous review, to ensure strict compliance with this policy. Any violation of this policy will result in disciplinary action, up to and including termination from employment.

3.3 Any officer or employee who suspects or becomes aware of any violation of this policy must immediately report the violation to the Responsible Officer. A consultant who suspects or becomes aware of a violation must immediately inform the agreement monitor (designated in the consultant agreement), who must immediately report the violation to the Responsible Officer. The Responsible Officer, upon receiving any such report, must immediately inform the element’s Legal Counsel, who will cause an investigation to be conducted. The Responsible Officer also must report the violation in writing to the corporate VP & Associate General Counsel-International. Alternatively, any officer, employee, or consultant who suspects or becomes aware of any violation of this policy may report it directly to the corporate VP Ethics & Business Conduct or the element’s ethics officer (anonymously, if desired), or the corporate VP & Associate General Counsel-International.

3.4 The corporate VP & Associate General Counsel-International is responsible for giving advice on the interpretation and application of the FCPA and this policy and helping the business area VPs & General Counsels and EVPs ensure that the affected personnel are fully informed of the prohibitions of the FCPA and the requirements of this policy.

3.5 Each business area VP & General Counsel and EVP is responsible for ensuring that all affected business area personnel are fully informed of the prohibitions of the FCPA and the requirements of this policy, and for adopting and enforcing appropriate controls and taking the steps necessary to effect compliance with this policy by all officers, employees, and consultants in the business area.

3.6 Prior to acquiring an ownership interest of 20% or more in an entity, the corporate SVP Strategic Development (for corporate acquisitions) or the business area EVPs or designees (for other acquisitions, including interest in joint ventures) must ensure that the corporate VP & Associate General Counsel-International is advised of the controls that will be implemented to ensure compliance with this policy.

4.0 Description of the Foreign Corrupt Practices Act

Accounting and Recordkeeping Controls Requirements

4.1 The FCPA requires certain U.S. companies, including Lockheed Martin, to establish accounting and recordkeeping controls that will prevent the use of “slush funds” and “off-the-books” accounts which have been used in the past by some companies as a means of facilitating and concealing questionable foreign payments. In particular, the FCPA requires companies to establish and keep books, records, accounts, and controls that accurately and fairly reflect their transactions and disposition of their assets.

Anti-Bribery Provisions (Prohibitions)

4.2 The FCPA, as amended in 1998, prohibits U.S. persons (and non-U.S. persons while in the United States) from corruptly offering or giving money or anything of value, directly or indirectly through agents or intermediaries, to foreign officials to assist the U.S. (or non-U.S.) person in “obtaining or retaining business.” Specifically, the FCPA prohibits any act corruptly done in furtherance of an offer, payment, promise to pay, gift, promise to give, or authorization of the giving of “anything of value” to:

•	any foreign official (see paragraph 4.12);

•	any foreign political party or official of a foreign political party or any candidate for foreign political office;

•

any person (including any consultant), while knowing (or being aware of a high probability) (see paragraph 4.14 for the FCPA’s knowledge standard) that all or a portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to any foreign official, any foreign political party or official of a foreign political party, or any candidate for foreign political office for purposes of (a) influencing any act or decision in his, her, or its official capacity (or, if a foreign official, inducing him or her to do or omit to do any act in violation of that official’s lawful duty); (b) inducing him, her, or it to use his, her, or its influence with a foreign government or instrumentality of a foreign government to affect or influence any act or decision of such government or instrumentality; or (c) securing any improper advantage, such as obtaining a special tax exemption or operating permit for a factory which otherwise would not qualify;

to assist in obtaining or retaining business for or with, or directing business to, any person.

Limited Exceptions and Affirmative Defenses

4.3 The FCPA contains certain limited exceptions and affirmative defenses to the prohibitions in paragraph 4.2. These limited exceptions and affirmative defenses may not be used or relied upon except in accordance with the operational directions in section 5.0 of this policy.

Facilitating Payments

4.4 The prohibitions in paragraph 4.2 do not apply to any facilitating or expediting payment to any foreign official, political party, or party official, “the purpose of which is to expedite or secure performance of a routine governmental action.”

4.5 Examples of “routine governmental action(s)” include actions ordinarily and commonly performed by a foreign official in:

•	obtaining permits, licenses, or other official documents to qualify a person to do business in a foreign country;

•	processing governmental papers such as visas and work orders;

•	providing police protection, mail pickup and delivery, or scheduling inspections associated with contract performance or inspections related to transit of goods across country;

•	providing phone service, power and water supply, loading and unloading cargo, or protecting perishable products or commodities from deterioration; and

•	actions of a similar nature.

4.6 The term “routine governmental action” does not include any decision by a foreign official on whether, or on what terms, to award new business to or continue business with a particular party, or any action taken by a foreign official involved in the decision-making process to encourage a decision to award new business or to continue business with a particular party.

Affirmative Defenses

4.7 The FCPA also contains two affirmative defenses for (a) “reasonable and bona fide” expenditures, such as travel and lodging expenses, incurred by or on behalf of a foreign official, party, party official, or candidate that are directly related to the promotion, demonstration, or explanation of products or services or the execution or performance of a contract with a foreign government or agency of a foreign government; or (b) payments to foreign officials that are lawful under the written laws and regulations of the foreign official’s country.

Penalties—Fines and Imprisonment

4.8 The FCPA’s penalties for violation of the anti-bribery provisions include fines of up to $2,000,000 per violation for companies and fines of up to $100,000 and/or imprisonment for up to five years per violation for individuals. The FCPA prohibits a company from reimbursing a director, officer, employee, or consultant for the amount of the fine involved. Individuals are subject to criminal liability under the FCPA regardless of whether the company has been found guilty or prosecuted for a violation.

Applicability

4.9 As amended in 1998, the jurisdictional reach of the FCPA extends to “any person,” including any foreign person or firm, that commits a prohibited act in the United States. The FCPA applies to foreign nationals, foreign corporations (including foreign subsidiaries of U.S. companies), and other foreign entities whose directors, officers, employees, or agents commit a corrupt act while in the United States.

4.10 The FCPA, as amended, also applies to U.S. nationals and U.S. companies that commit prohibited acts outside the United States, regardless of the use of any instrumentality of interstate commerce. A U.S. company may be held liable for the acts of its directors, officers, employees, or agents (including its foreign subsidiaries) outside the United States, regardless of the nationality of the person taking the action and regardless of the use of an instrumentality of interstate commerce.

4.11 A U.S. company may be held vicariously liable under the FCPA for the corrupt conduct of its foreign subsidiaries outside the United States if the U.S. company authorized or participated in the conduct. Any U.S. national who is a director, officer, employee, or agent of a foreign subsidiary also may be held liable under the FCPA for acts in furtherance of the bribery of a foreign official, whether or not such acts are performed within or outside the territory of the United States.

Key Terms

4.12 As used in this policy, “foreign official” means (a) any officer or employee of a foreign government, its armed forces, or any department, agency, or instrumentality of a foreign government; (b) any person acting in an official capacity for or on behalf of that government or department, agency, or instrumentality; or (c) any official, employee or person acting on behalf of a public international organization such as the World Bank or the European Community.

4.13 The prohibition against payments to foreign officials extends to the offering or giving of “anything of value” where the requisite criminal intent and business purpose are present. The thing of value given can be of any kind, not just money, and there is no minimum amount or threshold of value that must be exceeded before the gift becomes illegal.

4.14 The FCPA defines the degree of knowledge necessary for a violation. Under the FCPA, “knowing” conduct requires an awareness or a firm belief that the agent, representative, or other third party is making a corrupt payment, or a substantial certainty that this will occur. The FCPA knowledge standard also is met where there is awareness of a high probability that the corrupt payment will be made, unless there is actual belief to the contrary. Willful ignorance (sticking one’s head in the sand) is not excused. There may be circumstances in which a director, officer, employee, or consultant of the Corporation becomes aware of facts which, while in and of themselves do not cause the individual either to know or believe that a foreign official will be the ultimate recipient of a bribe, should cause suspicion. In these circumstances, if the individual fails to take steps to allay that suspicion, he or she may risk prosecution under the FCPA, as the director, officer, employee, or consultant may be accused of having had the requisite knowledge for a violation.

4.15 Although the FCPA does not define “instrumentality” of a foreign government, the term should be construed to include entities that are wholly or partially owned by a foreign government, such as the Saudi Arabian Airlines Corporation (Saudia) or a specially chartered private corporation entrusted with quasi-governmental functions, as well as organizations such as ARABSAT, because the majority of the membership of those organizations is composed of foreign governments and quasi-governmental entities. An entity partially owned by a foreign government will be deemed to be an “instrumentality” for FCPA purposes under this policy when the foreign government holds the majority of the entity’s subscribed capital, controls the majority of the votes attached to the shares issued by the entity, or can appoint the majority of the entity’s administrative or managerial body or supervisory board. An entity also will be deemed to be an “instrumentality” under this policy where the foreign government has a significant ownership interest representing less than a majority but is the single largest shareholder, has the power to appoint board members (less than a majority), combined with negative veto powers, and has the power to exercise effective or de facto control.

5.0 Operational Directions

Application

5.1 These operational directions will control even though local law or custom may permit business standards that are less exacting. At times, observance of the directions may place the Corporation in a noncompetitive position. However, strict compliance with the directions and their underlying policies and goals is of greater value to the Corporation than any business which may be lost.

Specific Prohibitions and Requirements

5.2 Unless permitted by this policy, no offer, payment, promise to pay, or authorization to pay or provide any money, gifts, or anything of value will be made by or on behalf of the Corporation to:

•	any foreign official, including any member of the armed forces, and including any official, employee, or person acting on behalf of a public international organization;

•	any foreign political party, official of a foreign political party, or candidate for foreign political office; or

•	any person, while knowing or being aware of a high probability that all or a portion of any payment will be offered, given or promised, directly or indirectly, to any of the above.

5.3 The prohibition in paragraph 5.2 does not apply to facilitating or expediting payments of money, gifts, or other things of value to foreign officials whose duties are essentially non-discretionary or clerical, where such payments or gifts are necessary to ensure or expedite performance of the official’s duties and are not for the purpose of obtaining or retaining business for Lockheed Martin or directing business to any person. Such facilitating or expediting payments are strongly discouraged and may be made only when necessary to secure adequate performance of a service or action that Lockheed Martin is entitled to have performed in any case and that is necessary to the conduct of its business. Except in exigent or urgent circumstances that make it impractical to seek prior approval, and subject to the conditions in paragraph 5.4, no facilitating or expediting payment may be made without the prior approval of the element’s Legal Counsel or the corporate VP & Associate General Counsel-International.

5.4 In exigent or urgent circumstances that make it impractical to seek prior approval, a facilitating or expediting payment may be made without the prior approval required under paragraph 5.3 if all of the following conditions are satisfied:

•	the payment does not exceed $100;

•

the payment is for a “routine governmental action” as described by the following list: (a) obtaining permits, licenses, or other official documents that qualify a person to do business in a foreign country; (b) processing governmental papers such as visas and work orders; (c) providing police protection, mail pickup and delivery, or scheduling inspections associated with contract performance or inspections related to transit of goods across country; (d) providing phone service, power and water supply, loading and unloading cargo, or protecting perishable products or commodities from deterioration; and (e) actions of a similar nature;

•

the payment is not for any decision by a foreign official whether, or on what terms, to award new business to or continue business with a particular party, or for any action taken by a foreign official involved in the decision-making process to encourage a decision to award new business or to continue business with a particular party; and

•

within seven days, the payment is reported in writing to the element’s Legal Counsel and the corporate VP & Associate General Counsel-International and on an expense report to reflect accurately the amount paid, the recipient, the purpose of the payment, and the exigent or urgent nature of the circumstances.

5.5 Except for hospitality provided in accordance with paragraph 5.8, no officer, employee, or consultant of the Corporation may rely on either of the FCPA’s affirmative defenses, as described in section 4.0, without the prior written approval of the corporate VP & Associate General Counsel-International.

5.6 Use of corporate aircraft to transport foreign officials is prohibited, except with the written consent of the corporate SVP & General Counsel, corporate VP & Associate General Counsel-International, or the corporate VP & Associate General Counsel-Litigation & Compliance. Consent will not be granted without the review and approval of business unit and business area Legal Counsel. Any request must be accompanied by a legal opinion of outside counsel.

5.7 The prohibitions above apply to payments and gifts on behalf of the Corporation, whether or not they involve the use of corporate resources.

5.8 Provision of hospitality, transportation, meals, models, or mementos of reasonable value must comply with the Hospitality Guidelines (section 7.0) issued by the corporate VP & Associate General Counsel-International. Where the hospitality to be given by the Corporation is clearly within the guidelines (including the Hospitality Rules for Foreign Officials as described in section 7.0), no prior written approval is required. Otherwise, the prior written approval of the element’s Legal Counsel must be obtained.

5.9 Questions as to whether government-owned or -controlled commercial enterprises are government instrumentalities for purposes of this policy must be referred to the corporate VP & Associate General Counsel-International for resolution.

6.0 Financial and Accounting Directions

6.1 The corporate VP & Controller ensures that the accounting and recordkeeping activities of the Corporation adhere to the highest standards and conform to this policy. Yet with regard to ethics, legality, and propriety, each officer and employee involved with financial and accounting functions has an obligation that transcends normal reporting requirements. Each such individual must be alert to possible violations of the following financial and accounting directions and must report suspected violations to the corporate VP & Controller and the element’s Legal Counsel.

Financial and Accounting Directions

6.2 All cash, bank accounts, investments, and other assets of the Corporation must always be recorded accurately on the official books of the Corporation. In accordance with CPS-011, Internal Control, and the Corporate Controller’s Manual, personnel responsible for the Corporation’s financial books, records, and internal accounting controls periodically must review these books, records, and controls to ensure their compliance with the FCPA. Bank accounts should be opened or closed only upon the prior written approval of the corporate VP & Treasurer or an Assistant Treasurer of Lockheed Martin Corporation. Anonymous (“numbered”) accounts must not be maintained.

6.3 Payments must not be made into anonymous bank accounts or other accounts not in the name of the payee or of an entity known to be controlled by the payee.

6.4 Except for regular, approved cash payroll payments and normal disbursements from petty cash supported by signed receipts or other appropriate documentation, payments must not be made in cash. Checks must not be drawn to the order of “cash,” “bearer,” or similar designations.

6.5 Fictitious invoices, over-invoices, or other misleading documentation must not be used.

6.6 Fictitious entities, sales, purchases, services, loans, or financial arrangements must not be used.

6.7 Check requests must be in writing and contain a complete explanation of the purpose of and authority for the payment. The explanation must accompany all documents submitted in the course of the issuing process. The explanation must be kept on file at the paying location.

6.8 No expenses relating to foreign business will be reimbursed to persons or companies assisting the Corporation in obtaining or retaining such business unless the expenses are supported by reasonable written documentation.

6.9 No payment to any consultant will be made outside of either the country where a substantial portion of the related services are performed or the country from which the person performing the services normally conducts business, unless approved in writing by the corporate VP & Associate General Counsel-International or the Consultant Review Board (CRB).

6.10 Payments for any services rendered to the Corporation by a foreign official or an officer or official of a foreign government-owned or -controlled commercial enterprise, including honorarium payments and reimbursement of expenses, must be made solely to the foreign government agency or instrumentality employing the individual. Payments must be made by check directly to the foreign government agency or instrumentality, or by wire to its named bank account in the foreign government agency’s or instrumentality’s country, or by wire through its duly authorized correspondent bank in the U.S. No such payment may be made without the prior written approval of the business area VP & General Counsel or the corporate VP & Associate General Counsel-International.

6.11 Receipts, whether in cash or checks, must be deposited promptly in a bank account of the Corporation. Any officer or employee who suspects the possibility that a bribe, kickback, or over-invoice is associated with a particular receipt or payment, or that an understanding exists that all or a portion of a receipt or payment will be rebated, refunded, or otherwise paid in contravention of the laws of any jurisdiction, must immediately report that suspicion to the Responsible Officer, the chief financial officer of the element, and the element’s Legal Counsel. Consultants must immediately report such suspicions to their agreement monitors, who must immediately refer the matter to the Responsible Officer, the chief financial officer of the element, and the element’s Legal Counsel. The Responsible Officer must report any such violation in writing to the corporate VP & Associate General Counsel-International.

6.12 Within 90 days after the end of each calendar year, each Responsible Officer must prepare a report, which must be submitted to the corporate VP & Controller, with respect to all commissions, other remuneration (including hospitality offered to foreign officials exceeding the limits in the Hospitality Guidelines; hospitality for which there is no monetary limit in the Hospitality Guidelines, such as transportation, lodging, entertainment, and hospitality for spouses or children of officials; and all hospitality required by contract) and facilitating payments made in connection with his or her element’s operations in foreign countries during that year. The Responsible Officer must certify in the report that, to the best of his or her knowledge, the information in the report is accurate and all transactions during the year complied with this policy and the FCPA, except as noted. The Responsible Officer must specifically identify any instance of noncompliance with or potential violation of this policy, the FCPA, or applicable local law, describing the nature of the noncompliance or potential violation, providing a copy of any legal opinions obtained relating to the noncompliance or potential violation to the corporate VP & Associate General Counsel-International, and explaining the corrective action taken or to be taken. The element’s chief financial officer and Legal department must help the Responsible Officer prepare the report, which must include an Internal Certification to the VP & Controller—Compliance with the Foreign Corrupt Practices Act. See form C-730-1 for a sample certification.

6.13 Within 150 days after the end of each calendar year, the corporate VP & Controller must prepare a report, which must be submitted by the corporate EVP & Chief Financial Officer and the corporate SVP & General Counsel to the Audit Committee of the Board of Directors of Lockheed Martin Corporation at its next scheduled meeting, with respect to all commissions, other remuneration (including hospitality offered to foreign officials exceeding the limits in the Hospitality Guidelines; hospitality for which there is no monetary limit in the Hospitality Guidelines, such as transportation, lodging, entertainment, and hospitality for spouses or children of officials; and all hospitality required by contract) and facilitating payments made in connection with operations in foreign countries during that year. The corporate EVP & Chief Financial Officer and the corporate SVP & General Counsel each must certify in the report that, to the best of his or her knowledge, the information in the report is accurate and all transactions during the year complied with the FCPA and this policy, except as noted. The chief financial officer of each element must help the corporate VP & Controller prepare the report.

7.0 Hospitality Guidelines

7.1 These Hospitality Guidelines must be followed for activities involving officials or employees of foreign governments, or agencies or instrumentalities of foreign governments in all countries, including such activities in the U.S.

Hospitality Guidelines

7.2 All hospitality offered on behalf of Lockheed Martin must be directly related to Lockheed Martin business (that is, the sale of its products and services) or otherwise directly in support of its business interests.

7.3 Hospitality must always be reasonable in amount; offered in good faith only in connection with the promotion, demonstration, or explanation of company products or services, or the execution or performance of a contract with a foreign government or an agency or instrumentality of a foreign government; lawful under applicable local law; and appropriate under the circumstances so as not to create an appearance of impropriety. Hospitality must never be offered or provided in return for any favor or benefit to Lockheed Martin or to influence improperly any official decision.

7.4 Unless otherwise provided in the Hospitality Rules for Foreign Officials or approved by the element’s Legal Counsel in writing, expenses for hospitality meals should not exceed the following U.S. dollar amount per person:

•	Breakfast–$50.00

•	Lunch–$100.00

•	Dinner–$150.00

•	Refreshments–Should not exceed $50.00 per person.

7.5 Higher amounts may be appropriate in a specific country and may be approved by the element’s Legal Counsel or the corporate VP & Associate General Counsel-International, if a written legal opinion is obtained from outside counsel that the higher amounts comply with the country’s laws and regulations and are not unreasonable or excessive.

7.6 The frequency of hospitality must be carefully monitored, as the cumulative effect of frequent hospitality may give rise to the appearance of impropriety. Hospitality for an individual should not exceed 12 events in any calendar year. Where additional hospitality is anticipated, the element’s Legal Counsel must be consulted and prior written approval must be obtained.

7.7 Unless otherwise provided in the Hospitality Rules for Foreign Officials, if Lockheed Martin will pay airfare or lodging expenses for foreign government officials or employees in connection with a plant visit or similar activity, the element must send invitations or itineraries, or both, to the foreign officials or employees to inform them, enable consultation with their superiors, and give them the option to decline. The element also must obtain prior written approval or confirmation from the invitee’s superior or other authorized official or prepare a file memorandum of relevant conversations. If this is not practical for very senior invitees, the element’s Legal Counsel must obtain a written legal opinion from outside counsel that addresses the particular circumstances of the visit.

7.8 When a plant visit is specifically required by the terms of a contract with a foreign government customer, prior written approval or confirmation from the invitee’s superior or other authorized official is not required, but all hospitality expenses related to the visit must comply with these Guidelines. Payment or reimbursement must be made to the foreign government or agency involved—never directly to the individual official incurring the expense.

7.9 Refreshments, meals, or mementos of reasonable value that otherwise comply with these Guidelines that are furnished in connection with trade shows, association meetings, official governmental functions, or ceremonial, commemorative, or celebratory functions such as ship launchings, airplane rollouts, deliveries, or demonstrations are permissible. Opinions from the element’s Legal Counsel and outside counsel are not required with respect to the foreign government officials’ or employees’ participation in such an event if foreign government officials or employees from three or more countries are invited and the refreshments, meals, or mementos to be offered are of reasonable value and otherwise comply with these Guidelines and the Hospitality Rules for Foreign Officials, and are not offered improperly to influence any official decision. The element’s Legal Counsel must be notified at least 15 days before the event. The notification must generally describe the event, the per person cost of the refreshments, meals, and mementos offered, and any other relevant aspects of the event.

7.10 Cash gifts to foreign officials are not permitted under any circumstances. Per diem payments are similarly prohibited unless they are expressly provided for in a written contract with a foreign government customer. Per diem payments must be paid strictly in accordance with contract requirements and payment must be made by check, not cash. When feasible, the check for per diem payments should be made payable to the foreign government customer, not to any individual foreign official. Payment always must be accompanied by appropriate documentation accurately recording the amount and nature of the payment in accordance with the contract requirement.

7.11 Unless otherwise provided in the Hospitality Rules for Foreign Officials, product models or pictures of little or no intrinsic value bearing the company logo or other items of small dollar value (less than U.S. $100) that are distributed for advertising or commemorative purposes are permitted. Gifts valued at $100 or more must have the prior written approval of the element’s Legal Counsel, who must obtain from outside counsel a written opinion that the higher amount complies with the foreign country’s laws and regulations. The element’s Legal Counsel must consult with the element’s Ethics Officer before granting approval. No item costing more than $1,000 (regardless of intrinsic value) may be given without the prior written approval of the corporate VP & Associate General Counsel-International. When appropriate, a gift should be made to the customer organization, not to an individual.

7.12 Use of Lockheed Martin corporate aircraft to transport foreign officials is prohibited unless prior written authorization is obtained from the corporate SVP & General Counsel, corporate VP & Associate General Counsel-International, or the corporate VP & Associate General Counsel-Litigation & Compliance. Authorization will not be given without review and approval by business unit and business area Legal Counsel. The request must be accompanied by a legal opinion of outside counsel. Other transportation may be approved, after legal review, on a case-by-case basis.

7.13 The prior written approval of the element’s Legal Counsel is required for any hospitality offered to the spouse and/or children of a foreign official.

7.14 The Responsible Officer must ensure that quarterly written reports of all hospitality offered to foreign officials exceeding the limits in these Hospitality Guidelines; hospitality for which there is no monetary limit in these Hospitality Guidelines (such as transportation, lodging, entertainment, and hospitality for spouses or children of officials); and all hospitality required by contract are provided to the element’s Legal Counsel within 30 days after the end of the calendar quarter. This reporting requirement applies even if the element’s Legal Counsel has granted approval and, where applicable, obtained a written opinion from outside counsel. The quarterly written reports must specify the names and titles of recipients, countries represented, expenses incurred, and type and business purpose of the hospitality. The Responsible Officer must specifically identify any instance of noncompliance with or potential violation of this policy, the FCPA, or applicable local law, describing the nature of the noncompliance or potential violation, providing a copy of any legal opinions obtained relating to the noncompliance or potential violation, and explaining the corrective action taken or to be taken. This reporting requirement is in addition to and separate from any reports required to be made to any element’s finance organization.

7.15 The element’s Legal Counsel must review the quarterly written reports and prepare a written report to the appropriate business area VP & General Counsel and the corporate VP & Associate General Counsel-International. The report must identify any hospitality exceeding the limits in these Hospitality Guidelines for which the element’s Legal Counsel has granted approval and, where applicable, obtained a written opinion from outside counsel; and any instance of noncompliance or potential violation of this policy, the FCPA, or applicable local law, describing the nature of the noncompliance or potential violation and explaining the corrective action taken or to be taken.

7.16 The Hospitality Rules for Foreign Officials are approved by the corporate VP & Associate General Counsel-International and will be updated from time-to-time. No hospitality may be authorized under these Guidelines unless it complies with the Hospitality Rules for Foreign Officials or has been approved by the element’s Legal Counsel or the corporate VP & Associate General Counsel-International based on a written opinion of outside counsel that the hospitality complies with the foreign country’s laws and regulations.

7.17 Because foreign legal opinions may take many days to obtain, counsel should be consulted as early as possible—at least five business days before the event.

8.0 Deviations

Any deviation from this policy requires the prior written approval of the corporate SVP & General Counsel or the corporate VP & Associate General Counsel-International. Deviations will not be granted unless legal opinions have been obtained from competent outside counsel that the conduct for which approval is sought does not violate applicable U.S. or foreign law.

Internal Certification to the Vice President & Controller—Compliance with the Foreign Corrupt Practices Act

Form C-730-1 of CPS-730, Compliance with the Foreign Corrupt Practices Act

Key Responsibilities

It is the individual responsibility of each officer, employee, and international consultant of the Corporation and its wholly owned subsidiaries, by action and supervision, as well as continuous review, to ensure strict compliance with CPS-730, Compliance with the Foreign Corrupt Practices Act (FCPA). The Corporation will take severe disciplinary action against any officer or employee who violates this policy, up to and including termination. Any international consultant who violates this policy will be terminated. In summary, the FCPA specifically prohibits: (1) payments or offers of anything of value to corruptly influence foreign officials or to secure any improper advantage to obtain or retain business for, or direct business to, the Corporation; (2) maintaining undisclosed/unrecorded funds or assets; and (3) making entries in the books and records of the Corporation for anything other than the purpose described.

Any officer or employee who suspects or becomes aware of any violation of CPS-730 must immediately report the violation to the individual in charge of the element involved (Responsible Officer), who will immediately inform the element’s Legal Counsel, who will cause an investigation to be conducted. Any international consultant who becomes aware of a violation of CPS-730 must immediately inform the agreement monitor, who must immediately report it to the Responsible Officer. The Responsible Officer also must report the violation in writing to the corporate VP & Associate General Counsel-International.

Any officer or employee who suspects the possibility that a bribe, kickback, or over-invoice is associated with a particular receipt or payment or that an understanding exists that all or a portion of a receipt or payment will be rebated, refunded, or otherwise paid in contravention of the laws of any jurisdiction, must immediately report that suspicion to the element’s Responsible Officer, chief financial officer, and Legal Department. International consultants must immediately report such suspicions to their agreement monitors, who must immediately report the matter to the element’s Responsible Officer, chief financial officer, and Legal Department. The Responsible Officer must report any such violation in writing to the corporate VP & Associate General Counsel-International.

Certification

I, the undersigned, do hereby affirm, to the best of my knowledge and belief, that for the year ended December 31,         , the operations for which I am assigned responsibility: (1) were in compliance with CPS-730 and the FCPA; (2) did not make any unlawful or irregular payments; (3) had no undisclosed/unrecorded funds or assets; and (4) had no entries in the books and records for other than the purpose described.

Signed:

Date:
[Name of Responsible Officer]